UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 18, 2006

AMERICAN CELLULAR CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	333-60639 (Commission File Number)	22-3043811 (I.R.S. Employer Identification No.)
14201 Wireless Way
Oklahoma City, Oklahoma, 73134
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (405) 529-8500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX

Item 1.01 Entry into a Material Definitive Agreement
     Assumption Agreement:
     On October 18, 2006, Highland Cellular LLC (“Highland Cellular”), a subsidiary of American Cellular Corporation (the “Company”), entered into an Assumption Agreement dated as of October 18, 2006 (the “Assumption Agreement”), in favor of Bear Stearns Corporate Lending Inc., as administrative agent under the Company’s Credit Agreement dated as of August 7, 2006 (the “Credit Agreement”). In connection with the Credit Agreement, the Company, as borrower, and certain of its affiliates have previously entered into a Guarantee and Collateral Agreement, dated as of August 7, 2006 (the “Guarantee and Collateral Agreement”), in favor of the administrative agent for the benefit of the secured parties. Pursuant to the Credit Agreement, Highland Cellular entered into the Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement and a guarantor of certain obligations under the Credit Agreement. The Credit Agreement and the Guarantee and Collateral Agreement have been filed as Exhibits 10.1 and 10.2, respectively, to Dobson Communications Corporation’s (Commission File Number 000-29225) Current Report on Form 8-K filed on August 10, 2006.
     Supplemental Indenture:
     On October 20, 2006, the Company, Highland Cellular, ACC Lease Co., LLC and ACC Holdings, LLC each entered into a Supplemental Indenture (the “Supplemental Indenture”) dated October 18, 2006 with Bank of Oklahoma, N.A., as trustee, relating to the indenture for the Company’s 10% Senior Notes due 2011 (the “Notes”). The original indenture has been filed as Exhibit 4.13 to Dobson Communications Corporation’s (Commission File Number 000-29225) Current Report on Form 8-K on September 18, 2003. The Supplemental Indenture amended the original indenture to add Highland Cellular as a guarantor of the Company’s obligations under the Notes.
     The foregoing descriptions of the Supplemental Indenture and the Assumption Agreement are qualified in their entirety by reference to the full text of such agreements which are incorporated by reference into this Current Report as Exhibits 4.1 and 10.1, respectively, and incorporated by reference into this Item.
Item 9.01 Financial Statements and Exhibits

(d)	Exhibits:		Method of Filing

	4.1	Supplemental Indenture dated October 18, 2006	(1)[4.3]
	10.1	Assumption Agreement dated October 18, 2006	(1)[10.2]

(1)	Filed as an exhibit to Dobson Communications Corporation’s (Commission File Number 000-29225) Current Report on Form 8-K filed on October 24, 2006, as the exhibit number indicated in brackets and incorporated by reference herein.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN CELLULAR CORPORATION
Date: October 23, 2006	By:	/s/ Ronald L. Ripley
		Name:	Ronald L. Ripley
		Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Method of
Exhibit No.	Description of Exhibit	Filing
4.1	Supplemental Indenture dated October 18, 2006	(1) [4.3]
10.1	Assumption Agreement dated October 18, 2006	(1) [10.2]

(1)	Filed as an exhibit to Dobson Communications Corporation’s (Commission File Number 000-29225) Current Report on Form 8-K filed on October 24, 2006, as the exhibit number indicated in brackets and incorporated by reference herein.